EXHIBIT 10.92

                              URT INDUSTRIES, INC.
                      1180 East Hallandale Beach Boulevard
                           Hallandale, Florida 33009

                                     October 30, 2000

Peaches Entertainment Corporation
1180 East Hallandale Blvd.
Hallandale, FL 33009

Gentlemen:

        URT Industries, Inc. ("URT") and Peaches Entertainment Corporation ("Peaches") have entered into an agreement dated August 1, 2000 under which a proposal to effect the transaction described therein with respect to Peaches' Mobile, Alabama property is subject to obtaining, by November 1, 2000, the approval of Barnett Bank or its successor (the "Bank") to keep its existing payment schedule in place in connection with the proposed arrangements described in such agreement. The purpose of this letter is to confirm our agreement that for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, URT and PEC have agreed to extend to December 1, 2000 the November 1, 2000 deadline so contained in such August 1, 2000 agreement.

        Please sign below to evidence our agreement.

                                               Very truly yours,

                                               URT INDUSTRIES, INC.

                                               By:  /s/ Brian Wolk
                                                  ------------------------
                                                  Executive Vice-President

AGREED TO AND APPROVED:

PEACHES ENTERTAINMENT CORPORATION

By:  /s/ Jason Wolk
   -------------------------
    Executive Vice-President